EXHIBIT 99.5


                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G1
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Current Balance                                  Loans       Balance     Balance
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00                             9      $689,690        1.16
$100,000.01 - $150,000.00                           33     4,124,905        6.95
$150,000.01 - $200,000.00                           22     3,829,403        6.45
$200,000.01 - $250,000.00                           30     6,684,561       11.26
$250,000.01 - $300,000.00                           25     6,968,327       11.74
$300,000.01 - $350,000.00                           19     6,167,658       10.39
$350,000.01 - $400,000.00                            5     1,858,044        3.13
$400,000.01 - $450,000.00                            7     3,019,300        5.09
$450,000.01 - $500,000.00                           12     5,718,389        9.63
$500,000.01 - $550,000.00                            4     2,105,855        3.55
$550,000.01 - $600,000.00                            5     2,896,519        4.88
$600,000.01 - $650,000.00                            4     2,502,366        4.22
$700,000.01 - $750,000.00                            3     2,152,646        3.63
$750,000.01 - $800,000.00                            2     1,520,000        2.56
$800,000.01 - $850,000.00                            1       840,000        1.41
$950,000.01 - $1,000,000.00                          2     1,999,950        3.37
$1,000,000.01 - $1,050,000.00                        1     1,023,024        1.72
$1,150,000.01 - $1,200,000.00                        1     1,191,200        2.01
$1,250,000.01 - $1,300,000.00                        1     1,300,000        2.19
$1,300,000.01 - $1,350,000.00                        1     1,348,487        2.27
$1,400,000.01 - $1,450,000.00                        1     1,425,000        2.40
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------
Minimum: $54,899.80
Maximum: $1,425,000.00
Average: $315,773.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Current Gross Rate                               Loans       Balance     Balance
--------------------------------------------------------------------------------
2.251% - 2.500%                                      1      $213,000        0.36
2.501% - 2.750%                                      4       913,173        1.54
2.751% - 3.000%                                      2       404,016        0.68
3.001% - 3.250%                                      4     1,042,256        1.76
3.251% - 3.500%                                      8     2,459,650        4.14
3.501% - 3.750%                                      7     1,668,035        2.81
3.751% - 4.000%                                     10     3,208,444        5.40
4.001% - 4.250%                                     15     3,681,408        6.20
4.251% - 4.500%                                     17     7,181,153       12.10
4.501% - 4.750%                                     15     4,121,316        6.94
4.751% - 5.000%                                     18     4,741,766        7.99
5.001% - 5.250%                                     19     7,825,565       13.18
5.251% - 5.500%                                     21     7,647,061       12.88
5.501% - 5.750%                                     12     3,238,237        5.45
5.751% - 6.000%                                     13     4,409,278        7.43
6.001% - 6.250%                                     16     5,289,576        8.91
6.251% - 6.500%                                      1       207,008        0.35
6.501% - 6.750%                                      2       313,500        0.53
6.751% - 7.000%                                      3       800,882        1.35
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------
Minimum: 2.500%
Maximum: 7.000%
Weighted Average: 4.949%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:51                  Page 1  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G1
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Net Rate                                         Loans       Balance     Balance
--------------------------------------------------------------------------------
2.001% - 2.250%                                      1      $213,000        0.36
2.251% - 2.500%                                      6     1,317,189        2.22
2.501% - 2.750%                                      1       337,500        0.57
2.751% - 3.000%                                      9     2,526,506        4.26
3.001% - 3.250%                                      3     1,021,100        1.72
3.251% - 3.500%                                     12     3,349,179        5.64
3.501% - 3.750%                                      7     1,837,994        3.10
3.751% - 4.000%                                     14     3,286,414        5.54
4.001% - 4.250%                                     21     8,658,499       14.59
4.251% - 4.500%                                     19     5,473,347        9.22
4.501% - 4.750%                                     17     4,124,492        6.95
4.751% - 5.000%                                     18     8,547,985       14.40
5.001% - 5.250%                                     18     5,481,474        9.23
5.251% - 5.500%                                     15     5,209,330        8.78
5.501% - 5.750%                                     12     2,983,293        5.03
5.751% - 6.000%                                     10     3,883,641        6.54
6.001% - 6.250%                                      2       313,500        0.53
6.251% - 6.500%                                      2       657,000        1.11
6.501% - 6.750%                                      1       143,882        0.24
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------
Minimum: 2.125%
Maximum: 6.625%
Weighted Average: 4.579%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Index                                            Loans       Balance     Balance
--------------------------------------------------------------------------------
1 Month Libor                                        1      $100,000        0.17
6 Month Libor                                      187    59,265,324       99.83
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Months to Roll                                   Loans       Balance     Balance
--------------------------------------------------------------------------------
1 - 6                                              188   $59,365,324      100.00
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------
Average AS OF: 2005-01-01
Minimum: 1
Maximum: 6
Weighted Average: 4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Gross Margin                                     Loans       Balance     Balance
--------------------------------------------------------------------------------
<= 2.000%                                           26    $6,954,077       11.71
2.001% - 2.250%                                     18     5,162,341        8.70
2.251% - 2.500%                                     16     3,559,393        6.00
2.501% - 2.750%                                     16     3,628,115        6.11
2.751% - 3.000%                                     12     6,003,692       10.11
3.001% - 3.250%                                     15     4,210,390        7.09
3.251% - 3.500%                                     27     6,689,542       11.27
3.501% - 3.750%                                     15     6,835,896       11.51
3.751% - 4.000%                                     17     6,508,335       10.96
4.001% - 4.250%                                      8     2,261,045        3.81
4.251% - 4.500%                                      7     2,921,328        4.92
4.501% - 4.750%                                      9     3,976,414        6.70
4.751% - 5.000%                                      1       143,882        0.24
5.251% - 5.500%                                      1       510,877        0.86
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 5.500%
Weighted Average: 3.227%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:51                  Page 2  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G1
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
First Rate Cap                                   Loans       Balance     Balance
--------------------------------------------------------------------------------
0.000%                                              27    $8,116,414       13.67
1.000%                                              45     9,943,329       16.75
2.000%                                               1       447,200        0.75
5.375%                                               1       233,750        0.39
5.750%                                               2     1,750,669        2.95
6.000%                                             109    37,407,302       63.01
6.375%                                               1       111,760        0.19
7.500%                                               1     1,300,000        2.19
12.000%                                              1        54,900        0.09
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 12.000%
Weighted Average: 5.029%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Periodic Rate Cap                                Loans       Balance     Balance
--------------------------------------------------------------------------------
0.000%                                               5    $1,087,748        1.83
1.000%                                              60    14,045,248       23.66
2.000%                                               1       447,200        0.75
6.000%                                             116    42,419,519       71.46
6.375%                                               1       111,760        0.19
11.000%                                              1       100,000        0.17
12.000%                                              4     1,153,850        1.94
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 12.000%
Weighted Average: 4.892%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Maximum Rate                                     Loans       Balance     Balance
--------------------------------------------------------------------------------
8.001% - 8.250%                                      1      $337,500        0.57
8.501% - 8.750%                                      1       383,200        0.65
8.751% - 9.000%                                      1       365,900        0.62
9.001% - 9.250%                                      4       825,796        1.39
9.251% - 9.500%                                      1       244,000        0.41
9.501% - 9.750%                                      5     1,502,882        2.53
9.751% - 10.000%                                     7     1,577,250        2.66
10.001% - 10.250%                                    7     1,989,488        3.35
10.251% - 10.500%                                    5     1,346,139        2.27
10.501% - 10.750%                                    1       316,000        0.53
10.751% - 11.000%                                    5     1,469,504        2.48
11.001% - 11.250%                                    2       304,439        0.51
11.251% - 11.500%                                    1       201,264        0.34
11.501% - 11.750%                                    2       637,580        1.07
11.751% - 12.000%                                   88    29,949,750       50.45
12.001% - 12.250%                                    1       271,673        0.46
12.251% - 12.500%                                    1       113,666        0.19
12.501% - 12.750%                                    2       369,552        0.62
12.751% - 13.000%                                    1       228,197        0.38
14.501% - 14.750%                                    3       813,173        1.37
14.751% - 15.000%                                    2       404,016        0.68
15.001% - 15.250%                                    1       176,816        0.30
15.251% - 15.500%                                    1       222,400        0.37
15.501% - 15.750%                                    1       184,953        0.31
15.751% - 16.000%                                    2       928,597        1.56
16.001% - 16.250%                                    2       639,100        1.08
16.501% - 16.750%                                    3       782,420        1.32
16.751% - 17.000%                                    4     1,088,720        1.83
17.001% - 17.250%                                    6     3,054,800        5.15
17.251% - 17.500%                                    5     2,136,562        3.60
17.501% - 17.750%                                    4     1,103,089        1.86
17.751% - 18.000%                                    6     2,154,678        3.63
18.001% - 18.250%                                   11     3,035,212        5.11
--------------------------------------------------------------------------------
Continued...
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:51                  Page 3  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G1
================================================================================


--------------------------------------------------------------------------------
....continued
--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Maximum Rate                                     Loans       Balance     Balance
--------------------------------------------------------------------------------
18.251% - 18.500%                                    1       207,008        0.35
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------
Minimum: 8.125%
Maximum: 18.375%
Weighted Average: 13.122%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
FICO Scores                                      Loans       Balance     Balance
--------------------------------------------------------------------------------
601 - 620                                            1      $185,250        0.31
621 - 640                                           15     4,049,923        6.82
641 - 660                                           23     5,529,375        9.31
661 - 680                                           25     8,756,264       14.75
681 - 700                                           23     8,450,099       14.23
701 - 720                                           31    12,368,012       20.83
721 - 740                                           26     7,248,317       12.21
741 - 760                                           20     5,452,363        9.18
761 - 780                                           12     4,469,276        7.53
781 - 800                                           11     2,720,845        4.58
801 - 820                                            1       135,600        0.23
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 620
Maximum: 813
Weighted Average: 704
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Original Loan To Value Ratio                     Loans       Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                           10    $1,582,142        2.67
50.01% - 55.00%                                      2       847,297        1.43
55.01% - 60.00%                                      4     1,654,000        2.79
60.01% - 65.00%                                      9     3,751,727        6.32
65.01% - 70.00%                                      8     1,573,833        2.65
70.01% - 75.00%                                     30    13,285,996       22.38
75.01% - 80.00%                                    103    31,872,658       53.69
80.01% - 85.00%                                      6     1,346,918        2.27
85.01% - 90.00%                                     11     2,611,503        4.40
90.01% - 95.00%                                      5       839,250        1.41
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------
Minimum: 16.84
Maximum: 95.00
Weighted Average: 75.93
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:51                  Page 4  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G1
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Combined Loan To Value Ratio                     Loans       Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                            9    $1,467,542        2.47
50.01% - 55.00%                                      2       847,297        1.43
55.01% - 60.00%                                      4     1,654,000        2.79
60.01% - 65.00%                                      6     3,005,827        5.06
65.01% - 70.00%                                      6     1,190,583        2.01
70.01% - 75.00%                                     25    10,889,208       18.34
75.01% - 80.00%                                     39    13,884,983       23.39
80.01% - 85.00%                                      7     1,794,118        3.02
85.01% - 90.00%                                     43    13,934,047       23.47
90.01% - 95.00%                                     18     3,911,206        6.59
95.01% - 100.00%                                    29     6,786,514       11.43
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------
Minimum: 16.84
Maximum: 100.00
Weighted Average: 81.52
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Amortization                                     Loans       Balance     Balance
--------------------------------------------------------------------------------
Interest Only                                      134   $43,320,259       72.97
Fully Amortizing                                    54    16,045,065       27.03
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Top 5 States                                     Loans       Balance     Balance
--------------------------------------------------------------------------------
California                                          60   $24,471,297       41.22
Florida                                             21     4,819,870        8.12
Arizona                                             15     4,081,542        6.88
Connecticut                                          5     2,684,546        4.52
New York                                             9     2,617,413        4.41
Other                                               78    20,690,657       34.85
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Prepay Original Term                             Loans       Balance     Balance
--------------------------------------------------------------------------------
0                                                  109   $33,329,023       56.14
6                                                   16     6,784,711       11.43
12                                                   3       528,389        0.89
24                                                  29    12,581,482       21.19
36                                                  23     3,910,515        6.59
60                                                   8     2,231,205        3.76
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:51                  Page 5  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G1
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Document Type                                    Loans       Balance     Balance
--------------------------------------------------------------------------------
Alternate                                            6    $2,113,886        3.56
Full                                                59    14,777,741       24.89
Limited                                              2       368,300        0.62
No Doc                                              13     3,364,055        5.67
No Ratio                                            16     5,210,223        8.78
Reduced                                             66    25,443,969       42.86
Stated Doc                                          26     8,087,151       13.62
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Loan Purpose                                     Loans       Balance     Balance
--------------------------------------------------------------------------------
Purchase                                           104   $33,992,131       57.26
Cash Out Refinance                                  57    18,897,953       31.83
Rate/Term Refinance                                 27     6,475,240       10.91
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Owner Occupancy Status                           Loans       Balance     Balance
--------------------------------------------------------------------------------
Investor                                            51   $16,162,364       27.23
Primary                                            133    41,838,555       70.48
Secondary                                            4     1,364,405        2.30
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Property Type                                    Loans       Balance     Balance
--------------------------------------------------------------------------------
Coop                                                 1      $213,000        0.36
Condominium                                         15     3,483,947        5.87
PUD                                                 11     1,966,004        3.31
Single Family                                      143    46,073,507       77.61
Two- to Four Family                                 18     7,628,867       12.85
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Stated Remaining Term to Maturity                Loans       Balance     Balance
--------------------------------------------------------------------------------
330                                                  1      $311,372        0.52
339                                                  1       500,000        0.84
345                                                  2       304,320        0.51
346                                                  1       113,666        0.19
347                                                  2       445,948        0.75
350                                                  1        57,730        0.10
351                                                  1       311,822        0.53
352                                                  4       851,027        1.43
353                                                  7     2,526,796        4.26
354                                                  2       781,616        1.32
356                                                 12     2,721,961        4.59
357                                                 14     4,218,628        7.11
358                                                 67    23,357,272       39.34
359                                                 67    20,495,166       34.52
360                                                  6     2,368,000        3.99
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------
Minimum: 330
Maximum: 360
Weighted Average: 357
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:51                  Page 6  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G1
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Servicer                                         Loans       Balance     Balance
--------------------------------------------------------------------------------
GMAC Mortgage                                      184   $58,204,280       98.04
Greenpoint                                           1       209,600        0.35
Nextstar                                             3       951,444        1.60
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                  # of     Aggregate   Aggregate
Originator                                       Loans       Balance     Balance
--------------------------------------------------------------------------------
Alliance Bancorp                                     1      $269,230        0.45
First Saving                                        10     2,600,862        4.38
Flagstrat                                            6     1,175,306        1.98
Greenpoint Mortgage Corporation                      2       264,500        0.45
Homestar                                            24     4,211,714        7.09
Loan Center Of California Inc                       12     2,909,437        4.90
Mortgage IT                                          6     1,812,250        3.05
Nexstar                                              3       951,444        1.60
Prism Mortgage/RBC Mortgage                         15     4,367,266        7.36
UBS Conduit                                        109    40,803,315       68.73
--------------------------------------------------------------------------------
Total:                                             188   $59,365,324      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:51                  Page 7  of  7